SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): June 29, 1999
                                                           -------------


                            NEOSE TECHNOLOGIES, INC.
                 -----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


         Delaware                 0-27718                 13-3549286
     ---------------            ------------          -------------------
     (State or Other            (Commission            (I.R.S. Employer
     Jurisdiction of            File Number)          Identification No.)
     Incorporation)


         102 Witmer Road, Horsham, Pennsylvania               19044
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        (Address of Principal Executive Offices)            (Zip Code)


       Registrant's telephone number, including area code: (215) 441-5890
                                                           --------------


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

     On June 25, 1999 and June 29, 1999, Neose Technologies, Inc. (the "Company") sold and issued an aggregate of 1.5 million shares of the Company common stock (the "Common Stock"), par value $.01 per share, to a selected group of institutional and individual investors (collectively, the "Purchaser") at a price of $9.50 per share, the closing bid price of the stock on June 17, 1999. The Common Stock was sold pursuant to certain purchase agreements (collectively, the "Purchase Agreements") between the Company and each Purchaser in a private placement pursuant to Regulation D under the Securities Act of 1933, as amended (the "Private Placement"). In addition, each member of the Company's board of directors or an entity affiliated with such board member purchased Common Stock in the Private Placement. Paramount Capital, Inc., an affiliate of a member of the board of directors, acted as the Company's finder in the Private Placement.

     Pursuant to the Purchase Agreements, the Company has agreed to register under the Securities Act of 1933, as amended, the resale of the Common Stock issued in the Private Placement and has also granted certain piggy-back registration rights to the Purchasers. The Company has also agreed to use its best efforts to appoint a nominee of an affiliate of certain purchasers to the Board of Directors and to nominate such nominee at each of the Company's stockholders' meetings in which directors are elected for so long as such purchasers and their affiliates own at least 200,000 shares of Common Stock. Pursuant to this arrangement, the Company has appointed Mark H. Rachesky as a director.

     The forms of Purchase Agreements are filed as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K. This summary description of the transaction is qualified in its entirety by reference to the documents filed as exhibits hereto.

     A copy of the Press Release issued on June 29, 1999 by Neose Technologies, Inc. is attached as Exhibit 99.3 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits

     Exhibit Number          Description
     --------------          -----------
          99.1               Form of Purchase Agreement dated as of June 25,
                             1999, between Neose Technologies, Inc. and the purchasers set forth on the signature pages thereto.
          99.2               Form of Amended and Restated Purchase Agreement
                             dated as of June 25, 1999, between Neose
                             Technologies, Inc. and the purchasers set forth on the signature pages thereto.
          99.3               Press Release issued on June 29, 1999 by Neose
                             Technologies, Inc.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NEOSE TECHNOLOGIES, INC.


                                      By: /s/ P. Sherrill Neff
                                          -------------------------------
                                          P. Sherrill Neff
                                          President and Chief Financial Officer


Dated: July 14, 1999

                                  Exhibit Index


     Exhibit Number          Description
     --------------          -----------
          99.1               Form of Purchase Agreement dated as of June 25,
                             1999, between Neose Technologies, Inc. and the purchasers set forth on the signature pages thereto.
          99.2               Form of Amended and Restated Purchase Agreement
                             dated as of June 25, 1999, between Neose
                             Technologies, Inc. and the purchasers set forth on the signature pages thereto.
          99.3               Press Release issued on June 29, 1999 by Neose
                             Technologies, Inc.